Exhibit 99.1

Safe Harbor Financial Announces the Implementation of a Reverse Stock Split

DENVER, CO (September 28, 2026): SHF Holdings, Inc., d/b/a Safe Harbor Financial (“Safe Harbor” or the “Company”) (NASDAQ: SHFS), a leading fintech platform serving the banking, lending, and financial services needs of the regulated cannabis and hemp industries, today announced that its Board of Directors has approved a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of 1-for-12 (the “Reverse Stock Split”).

The Reverse Stock Split was approved by stockholders at a special meeting of the Company’s stockholders held on November 6, 2025, and is expected to become effective at 12:01 a.m. Eastern Time on September 30, 2026. The Company’s common stock is expected to begin trading on a split-adjusted basis on the Nasdaq Stock Market LLC on September 30, 2026 under the existing ticker symbol “SHFS” with a new CUSIP number of 824430 409.

At the effective time of the Reverse Stock Split, every twelve issued and outstanding shares of the Company’s common stock will be automatically combined into one share of common stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares will receive a number of shares of common stock as rounded up to the nearest whole share.

About Safe Harbor:

Safe Harbor is a cannabis-exclusive financial platform delivering smarter banking, lending, payments and business services tailored to how the cannabis industry actually operates. As one of the original pioneers of compliant financial operations support and cannabis banking consulting in the U.S., Safe Harbor has assisted in the processing of more than $35 billion in cannabis-related depository funds across 41 states and territories. Through its proprietary Cannabis Banking Solutions™ Platform and network of regulated financial institution partners, Safe Harbor empowers cannabis operators to gain clarity, control and confidence in their financial operations. From daily banking to long-term growth, Safe Harbor provides real solutions and personal support — built exclusively for cannabis. Safe Harbor is a financial technology company, not a bank. Banking services are provided by our partner financial institutions. For more information, visit shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements:

Certain information contained in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Forward-looking statements may include, but are not limited to, statements with respect to the timing, completion and benefits of the Reverse Stock Split. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Safe Harbor’s filings with the U.S. Securities and Exchange Commission. Safe Harbor undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Safe Harbor Investor Relations Contact:

ir@SHFinancial.org

Safe Harbor Media Relations Contact:

safeharbor@kcsa.com